Exhibit 99.1

        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

              The company emerged from bankruptcy on February 4, 2003 and, pursuant to American Institute of Certified Public Accountants Statement of Position 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code ("SOP 90-7"), adopted fresh start accounting. Fresh start accounting principles provide, among other things, that the company make a determination of its reorganization value and allocate such reorganization value to the fair value of its assets in accordance with the provisions of Statement of Financial Accounting Standards No. 141, Business Combinations, ("SFAS 141"). The company engaged an independent third party appraisal firm to assist it in determining its reorganization value. The reorganization value of the company as approved by the bankruptcy court was $750.0 million. Using the work of valuation specialists the company allocated the reorganization value to the fair value of its tangible assets, finite lived intangible assets and indefinite lived intangible assets in accordance with the provisions of SFAS 141. The company's historical financial information is taken from information previously filed with the SEC.

              The historical information in the following tables is adjusted to reflect the following as if each had been completed at the beginning of the fiscal year ended January 4, 2003 ("Fiscal 2002"):

              (a) the implementation of the company's plan of reorganization and its emergence from bankruptcy, including adjustments to:

                     (i) reflect fresh start accounting;

                     (ii) eliminate reorganization items related to the bankruptcy;

                     (iii) reflect the elimination of interest expense related to certain foreign debt subject to standstill agreements which principal was repaid as part of the company's reorganization; and

                     (iv) record income taxes at normalized post-emergence rates; and

              (b) new debt in an aggregate principal amount of $210 million and the application of the proceeds thereof to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008.

              The pro forma financial information does not purport to be indicative of the company's operating results.

              The information in this report should be read in conjunction with the company's historical information appearing in its previous filings with the SEC.

                             THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

                                                         Historical                              Pro Forma
                                                        Three Months        Pro Forma           Three Months
                                                     Ended July 6, 2002    Adjustments       Ended July 6, 2002
                                                     ------------------    -----------       ------------------
                                                                      (in millions of dollars)
Net revenues                                         $            381.8    $        --       $            381.8
Cost of goods sold                                                265.9           (3.8)(a)                262.1
                                                     ------------------    -----------       ------------------
Gross profit                                                      115.9            3.8                    119.7
Selling, general and administrative expenses                      100.6          (10.6)(b)                 90.0
Reorganization items                                               42.6          (42.6)(c)                   --
Amortization of sales order backlog                                  --             -- (d)                   --
                                                     ------------------    -----------       ------------------
Operating income (loss)                                           (27.3)          57.0                     29.7
Interest expense                                                    3.1            3.1 (e)                  6.2
                                                     ------------------    -----------       ------------------
Income (loss) before provision for income taxes                   (30.4)          53.9                     23.5
Provision for income taxes                                          1.6            7.8 (f)                  9.4
                                                     ------------------    -----------       ------------------
Net income (loss)                                    $            (32.0)   $      46.1       $             14.1
                                                     ==================    ===========       ==================

(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $4.2 million of design and other product related costs previously capitalized that were reflected in cost of goods sold for the three months ended July 6, 2002 ("Second Quarter of Fiscal 2002"), offset by $0.4 million of inventory costs that would have been expensed in the Second Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $15.2 million, records depreciation and amortization expense of $8.7 million based on the fair value of the company's assets and eliminates lease expense of $4.1 million related to certain leases settled as part of the company's bankruptcy in accordance with fresh start accounting.

(c) Eliminates reorganization items of $42.6 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in the fiscal year ending January 3, 2004 ("Fiscal 2003") and, as a result has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.5 million on new debt in an aggregate principal amount of $210 million, offset by the elimination of interest expense of $1.6 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.2 million on certain leases settled in connection with the company's bankruptcy. Although the company's average borrowings in the three months ending July 5, 2003 are expected to be substantially lower than its average borrowings in the Second Quarter of Fiscal 2002, no adjustment has been made to interest expense for the lower level of borrowings.

(f) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                             THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

                                                        Historical                            Pro Forma
                                                       Three Months                          Three Months
                                                     Ended October 5,     Pro Forma        Ended October 5,
                                                           2002          Adjustments             2002
                                                     ----------------    -----------       ----------------
                                                                    (in millions of dollars)
Net revenues                                         $          345.5    $        --       $          345.5
Cost of goods sold                                              246.2           (1.0)(a)              245.2
                                                     ----------------    -----------       ----------------
Gross profit                                                     99.3            1.0                  100.3
Selling, general and administrative expenses                     87.0           (4.7)(b)               82.3
Reorganization items                                             21.1          (21.1)(c)                 --
Amortization of sales order backlog                                --             -- (d)                 --
                                                     ----------------    -----------       ----------------
Operating income (loss)                                          (8.8)          26.8                   18.0
Interest expense                                                  4.3            2.9 (e)                7.2
                                                     ----------------    -----------       ----------------
Income (loss) before provision for income taxes                 (13.1)          23.9                   10.8
Provision for income taxes                                        2.5            1.8 (f)                4.3
                                                     ----------------    -----------       ----------------
Net income (loss)                                    $          (15.6)   $      22.1       $            6.5
                                                     ================    ===========       ================

(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $1.1 million of design and other product related costs previously capitalized that were reflected in cost of goods sold for the three months ended October 5, 2002 ("Third Quarter of Fiscal 2002"), offset by $0.1 million of inventory costs that would have been expensed in the Third Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $13.5 million, records depreciation and amortization expense of $8.8 million based on the fair value of the company's assets.

(c) Eliminates reorganization items of $21.1 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003 and, as a result has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.4 million on new debt in an aggregate principal amount of $210 million, offset by the elimination of interest expense of $1.7 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.2 million on certain leases settled in connection with the company's bankruptcy.

(f) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

                             THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

                                                        Historical                            Pro Forma
                                                       Three Months                          Three Months
                                                     Ended January 4,     Pro Forma        Ended January 4,
                                                           2003          Adjustments             2003
                                                     ----------------    -----------       ----------------
                                                                    (in millions of dollars)
Net revenues                                         $          355.7    $        --       $          355.7
Cost of goods sold                                              249.0          (13.9)(a)              235.1
                                                     ----------------    -----------       ----------------
Gross profit                                                    106.7           13.9                  120.6
Selling, general and administrative expenses                    121.3           (6.1)(b)              115.2
Reorganization items                                             37.5          (37.5)(c)                 --
Amortization of sales order backlog                               0.0             -- (d)                 --
                                                     ----------------    -----------       ----------------
Operating income (loss)                                         (52.1)          57.5                    5.4
Investment income, net                                            0.1                                   0.1
Interest expense                                                  7.7           (0.3)(e)                7.4
                                                     ----------------    -----------       ----------------
Loss before provision (benefit) for income taxes                (59.7)          57.8                   (1.9)
Provision (benefit) for income taxes                             (0.2)          (0.6)(f)               (0.8)
                                                     ----------------    -----------       ----------------
Net loss                                             $          (59.5)   $      58.4       $           (1.1)
                                                     ================    ===========       ================

(a) Upon the adoption of fresh start accounting, the company changed its inventory accounting policies to expense certain design, receiving and other product related costs as incurred. As a result of this change, the pro forma adjustment eliminates $14.5 million of design and other product related costs previously capitalized that were reflected in cost of goods sold for the three months ended January 4, 2003 ("Fourth Quarter of Fiscal 2002"), offset by $0.6 million of inventory costs that would have been expensed in the Fourth Quarter of Fiscal 2002.

(b) Eliminates historical depreciation and amortization expense of $15.0 million, records depreciation and amortization expense of $8.9 million based on the fair value of the company's assets.

(c) Eliminates reorganization items of $37.5 million.

(d) The company valued its sales order backlog as part of its determination of the fair value of its assets in connection with its adoption of fresh start accounting. The amortization of sales order backlog is a non-recurring charge and is not expected to have a continuing effect on the company's results of operations after it is fully amortized in Fiscal 2003 and, as a result has been excluded from the pro forma statement of operations. The amortization of this backlog will be $12.6 million for Fiscal 2003.

(e) Reflects interest expense of $4.5 million on new debt in an aggregate principal amount of $210 million, offset by the elimination of interest expense of $4.9 million on certain foreign debt agreements subject to standstill agreements that was paid as part of the company's plan of reorganization and reflects interest expense of $0.1 million on certain leases settled in connection with the company's bankruptcy.

(f) Adjusts income tax provision to reflect an estimated income tax rate of 40%.

EBITDA

EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization. The company's pro forma statement of operations data and the other data set forth below, including EBITDA, give effect to the implementation of the company's plan of reorganization, its emergence from bankruptcy and new debt in an aggregate principal amount of $210 million, and the application of the proceeds to repay outstanding principal of $200.9 million of the company's Second Lien Notes due February 4, 2008 as if each had occurred at the beginning of Fiscal 2002. The company's senior secured revolving credit facility includes provisions that use EBITDA as a component of certain covenants. The company believes that information regarding EBITDA is useful to investors in evaluating the company's performance. EBITDA is a non-GAAP financial measure and you should not construe EBITDA as an alternative to net income (loss), as an indicator of the company's operating performance, or as an alternative to cash flows from operating activities as a measure of the company's liquidity. The company may calculate EBITDA differently than other companies. A reconciliation of pro forma net income to Pro Forma EBITDA is set forth below:

                             THE WARNACO GROUP, INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

                                                                            Three Months       Three Months
                                                        Three Months      Ended October 5,   Ended January 4,
                                                     Ended July 6, 2002         2002               2003
                                                     ------------------   ----------------   ----------------
                                                                     (in millions of dollars)
Pro forma net income (loss)                          $             14.1   $            6.5   $           (1.1)
Provision for income taxes                                          9.4                4.3               (0.8)
Interest expense                                                    6.2                7.2                7.4
Depreciation and amortization                                       8.7                8.8                8.9
                                                     ------------------   ----------------   ----------------
Pro forma EBITDA                                     $             38.4   $           26.8   $           14.4
                                                     ==================   ================   ================